Financial instruments and risk management	12 Months Ended
Dec. 31, 2017
Disclosure Of Fair Value Measurement Of Assets And Liabilities [Abstract]
Financial instruments and risk management

23 Financial instruments and risk management

Management of financial risks

One of the principal responsibilities of Treasury is to manage the financial risks arising from the Group’s underlying operations. Specifically Treasury manages, within an overall policy framework set by the Group’s Main Board and Corporate Finance Committee (CFC), the Group’s exposure to funding and liquidity, interest rate, foreign exchange and counterparty risks. The Group’s treasury position is monitored by the CFC which meets regularly throughout the year and is chaired by the Group Finance Director. The approach is one of risk reduction within an overall framework of delivering total shareholder return.

The Group defines capital as net debt (see note 20) and equity (see note 19). The only externally imposed capital requirement for the Group is interest cover as described under interest rate risk below. The Group assesses its financial capacity by reference to cash flow, net debt and interest cover. Group policies include a set of financing principles and key performance indicators including the monitoring of credit ratings, interest cover and liquidity. These provide a framework within which the Group’s capital base is managed and, in particular, the policies on dividends (as a percentage of long-term sustainable earnings) and share buy-back are decided. The key objective of the financing principles is to appropriately balance the interests of equity and debt holders in driving an efficient financing mix for the Group. The Group’s average cost of debt in 2017 is 3.3% (2016: 3.1%).

The Group manages its financial risks in line with the classification of its financial assets and liabilities in the Group's balance sheet and related notes. The Group’s management of specific risks is dealt with as follows:

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Liquidity risk

The Treasury function is responsible for raising finance for the Group, managing the Group’s cash resources and financial risks arising from underlying operations. All of these activities are carried out under defined policies, procedures and limits. The Group targets an average centrally managed debt maturity of at least five years with no more than 20% of centrally managed debt maturing in a rolling 12-month period. As at 31 December 2017, the average centrally managed debt maturity was 9.2 years (2016: 8.2 years) and the peak maturity of centrally managed debt maturing in a rolling 12-month period was 13.2% (2016: 18.1%).

In March and April 2017, the Group arranged short term bilateral facilities with core relationship banks for a total amount of approximately £1.6 billion. These facilities provided an alternative source of cost-effective short-term funding for the Group and all matured prior to year-end 2017. In June 2017, the Group repaid US$600 million and €1.25 billion bonds at maturity and in August 2017, the Group paid on maturity a US$500 million bond.

In July 2017, following the shareholder approvals of acquisition of RAI, the Group utilised its US$25 billion acquisition facility provided by a syndicate of relationship banks, comprising US$15 billion and US$5 billion bridge facilities with one and two year maturities respectively. In addition, the acquisition facility included two US$2.5 billion term loans with maturity in 2020 and 2022 respectively. In August 2017, the bridge facilities were refinanced in the US and European capital markets.

Eight USD denominated bonds were issued pursuant to Rule 144A with registration rights totalling US$17.25 billion. The issue comprised of two bonds totalling US$3.25 billion maturing in August 2020, two bonds totalling US$3 billion maturing in August 2022, one US$2.5 billion maturing in August 2024, one US$3.5 billion bond maturing in August 2027, one US$2.5 billion bond maturing in August 2037 and one US$2.5 billion bond maturing in August 2047.

Four series of bonds were issued pursuant to the EMTN programme and comprised of a £450 million bond maturing in August 2025 and three euro denominated bonds totalling €3.1 billion, comprising of a €1.1 billion bond maturing in August 2021, a €750 million bond maturing in November 2023 and a €1.25 billion bond maturing in January 2030.

Additionally, the Group replaced its existing £3 billion revolving credit facility maturing in 2021 with a new two-tranche £6 billion revolving credit facility. This consists of a 364-day revolving credit facility of £3 billion (with a one-year extension and a one-year term out option), and a £3 billion revolving credit facility maturing in 2021. At 31 December 2017, £600 million was drawn down (2016: £nil million).

The Group has also increased the EMTN programme from £15 billion to £25 billion and increased its US and European commercial paper programmes from US$3 billion to US$4 billion and from £1 billion to £3 billion, respectively, to accommodate the liquidity needs of the enlarged Group.

It is Group policy that sources of short-term funds (including issuance under the Group’s commercial paper programmes) are backed by undrawn committed lines of credit and cash. Commercial paper is issued by B.A.T. International Finance p.l.c. and B.A.T Capital Corporation and guaranteed by British American Tobacco p.l.c. At 31 December 2017, £1,200 million commercial paper was outstanding (2016: £254 million).

The Group utilises cash pooling and zero balancing bank account structures in addition to intercompany loans and borrowings to mobilise cash efficiently within the Group. The key objectives of Treasury in respect of cash and cash equivalents are to protect their principal value, to concentrate cash at the centre to minimise the required long-term debt issuance and to optimise the yield earned. The amount of debt issued by the Group is determined by forecasting the net debt requirement after the mobilisation of cash.

23 Financial instruments and risk management continued

The Group continues to target a solid investment-grade credit rating. In October 2016, following the proposed offer to acquire the remaining 57.8% of Reynolds American Inc. not already own by the Group, Moody’s placed the rating (A3) under review for downgrade. S&P also placed the credit rating (A-) on Credit Watch with negative implications. Following announcement of an agreement in January 2017, Moody’s and S&P revised the Group’s rating to Baa2 and BBB+ with stable outlook respectively. The Group intends to follow disciplined deleveraging post completion of the transaction and is seeking to recover to Baa1/BBB+ in the medium term. The Group is confident of its continued ability to successfully access the debt capital markets.

As part of its short-term cash management, the Group invests in a range of cash and cash equivalents, including money market funds, which are regarded as highly liquid and are not exposed to significant changes in fair value. These are kept under continuous review as described in the credit risk section below. At 31 December 2017, cash and cash equivalents include £668 million invested in money market funds (2016: £193 million).

Subsidiary companies are funded by share capital and retained earnings, loans from the central finance companies on commercial terms, or through local borrowings by the subsidiaries in appropriate currencies. All contractual borrowing covenants have been met and none of them is expected to inhibit the Group’s operations or funding plans.

Currency risk

The Group is subject to exposure on the translation of the net assets of foreign currency subsidiaries and associates into its reporting currency, sterling. The Group’s primary balance sheet translation exposures are to the US dollar, Canadian dollar, euro, Danish krone, Swiss franc, South African rand, Russian rouble, Brazilian real, Australian dollar, Malaysian ringgit, Singaporean dollar and Indian Rupees. These exposures are kept under continuous review. The Group's policy on borrowings is to broadly match the currency of these borrowings with the currency of cash flows arising from the Group's underlying operations. Within this overall policy, the Group aims to minimise all balance sheet translation exposure where it is practicable and cost-effective to do so through matching currency assets with currency borrowings. The main objective of these policies is to protect shareholder value by increasing certainty and minimising volatility in earnings per share. At 31 December 2017, the currency profile of the Group’s gross debt, after taking into account derivative contracts, was 62% US dollar (2016: 31%),  14% euro (2016: 29%), 0% Canadian dollar (2016: 1%), 20% sterling (2016: 28%), and 4% other currencies (2016: 11%).

The Group faces currency exposures arising from the translation of profits earned in foreign currency subsidiaries and associates and joint arrangements; these exposures are not normally hedged. Exposures also arise from:

(i) foreign currency denominated trading transactions undertaken by subsidiaries. These exposures comprise committed and highly probable forecast sales and purchases, which are offset wherever possible. The remaining exposures are hedged within the Treasury policies and procedures with forward foreign exchange contracts and options, which are designated as hedges of the foreign exchange risk of the identified future transactions; and

(ii) forecast dividend flows from subsidiaries to the centre. To ensure cash flow certainty, the Group enters into forward foreign exchange contracts which are designated as net investment hedges of the foreign exchange risk arising from the investments in these subsidiaries.

IFRS 7 requires a sensitivity analysis that shows the impact on the income statement and on items recognised directly in other comprehensive income of hypothetical changes of exchange rates in respect of non-functional currency financial assets and liabilities held across the Group. All other variables are held constant although, in practice, market rates rarely change in isolation. Financial assets and liabilities held in the functional currency of the Group’s subsidiaries, as well as non-financial assets and liabilities and translation risk, are not included in the analysis. The Group considers a 10% strengthening or weakening of the functional currency against the non-functional currency of its subsidiaries as a reasonably possible change. The impact is calculated with reference to the financial asset or liability held as at the year-end, unless this is unrepresentative of the position during the year.

A 10% strengthening of functional currencies against non-functional currencies would result in pre-tax profit being £14 million lower (2016: £2 million higher; 2015: £3 million lower) and items recognised directly in other comprehensive income being £148 million higher (2016: £413 million higher; 2015: £326 million higher). A 10% weakening of functional currencies against non-functional currencies would result in pre-tax profit being £4 million higher (2016: £4 million lower; 2015: £2 million higher) and items recognised directly in other comprehensive income being £148 million lower (2016: £505 million lower; 2015: £398 million lower).

The exchange sensitivities on items recognised directly in other comprehensive income relate to hedging of certain net asset currency positions in the Group, as well as on cash flow hedges in respect of future transactions, but does not include sensitivities in respect of exchange on non-financial assets or liabilities.

Interest rate risk

The objectives of the Group’s interest rate risk management policy are to lessen the impact of adverse interest rate movements on the earnings, cash flow and economic value of the Group and to safeguard against any possible breach of its financial covenants. Additional objectives are to minimise the cost of hedging and the associated counterparty risk.

23 Financial instruments and risk management continued

The Group targets an interest cover ratio, as calculated under its key central banking facilities, of greater than 5 and for 2017 it is 7.8 times (2016: 12.2 times; 2015: 11.6 times). The only externally imposed capital requirement the Group has is in respect of its centrally managed banking facilities, which require a gross interest cover of at least 4.5 times.

In order to manage its interest rate risk, the Group maintains both floating rate and fixed rate debt. The Group sets targets (within overall guidelines) for the desired ratio of floating to fixed rate debt on a net basis (at least 50% fixed on a net basis in the short to medium term); market conditions and the strategy are reviewed by the Corporate Finance Committee on a regular basis. At 31 December 2017, the relevant ratios of floating to fixed rate borrowings were 25:75 (2016: 26:74) on a gross basis and 19:81 (2016: 15:85) on a net basis. Underlying borrowings are arranged on both a fixed rate and a floating rate basis and, where appropriate, the Group uses derivatives, primarily interest rate swaps, to vary the fixed and floating mix. The interest rate profile of liquid assets is taken into account in determining the net interest rate exposure.

IFRS 7 requires a sensitivity analysis that shows the impact on the income statement and on items recognised directly in other comprehensive income of hypothetical changes of interest rates in respect of financial assets and liabilities of the Group. All other variables are held constant although, in practice, market rates rarely change in isolation. For the purposes of this sensitivity analysis, financial assets and liabilities with fixed interest rates are not included. The Group considers a 100 basis point change in interest rates a reasonably possible change except where rates are less than 100 basis points. In these instances it is assumed that the interest rates increase by 100 basis points and decrease to zero for the purpose of performing the sensitivity analysis. The impact is calculated with reference to the financial asset or liability held as at the year-end, unless this is unrepresentative of the position during the year.

A 100 basis point increase in interest rates would result in pre-tax profit being £108 million lower (2016: £37 million lower; 2015: £65 million lower). A 100 basis point decrease in interest rates, or less where applicable, would result in pre-tax profit being £77 million higher (2016: £16 million higher; 2015: £40 million higher). The effect of these interest rate changes on items recognised directly in other comprehensive income is not material in either year.

Credit risk

The Group has no significant concentrations of customer credit risk. Subsidiaries have policies in place requiring appropriate credit checks on potential customers before sales commence. The process for monitoring and managing credit risk once sales to customers have been made varies depending on local practice in the countries concerned.

Certain territories have bank guarantees, other guarantees or credit insurance provided in the Group’s favour in respect of Group trade receivables, the issuance and terms of which are dependent on local practices in the countries concerned. All derivatives are subject to ISDA agreements or equivalent documentation.

Cash deposits and other financial instruments give rise to credit risk on the amounts due from the related counterparties. Generally the Group aims to transact with counterparties with strong investment grade credit ratings. However, the Group recognises that due to the need to operate over a large geographic footprint, this will not always be possible. Counterparty credit risk is managed on a global basis by limiting the aggregate amount and duration of exposure to any one counterparty, taking into account its credit rating. The credit ratings of all counterparties are reviewed regularly.

The Group ensures that it has sufficient counterparty credit capacity of requisite quality to undertake all anticipated transactions throughout its geographic footprint, while at the same time ensuring that there is no geographic concentration in the location of counterparties.

With the following exceptions, the maximum exposure to the credit risk of financial assets at the balance sheet date is reflected by the carrying values included in the Group’s balance sheet. In 2014, the Group entered into a guarantee arrangement in respect of the borrowings of the non-controlling interest in relation to the capital injection made to the Group’s Algerian business. The maximum exposure under the arrangement would be £3 million (2016: £4 million). In addition, the Group has entered into short term risk participation agreements in relation to certain leaf supply arrangements and the maximum exposure under these would be £96 million (2016: £105 million). In 2017, the Group entered into a guarantee arrangement to support a short term credit facility with a distributor. The maximum exposure under the arrangement would be £116 million.

Price risk

The Group is exposed to equity price risk on equity investments held by the Group, which are included in available-for-sale investments on the consolidated balance sheet, but the quantum of such is not material.

Hedge accounting

In order to qualify for hedge accounting, the Group is required to document prospectively the relationship between the item being hedged and the hedging instrument. The Group is also required to demonstrate an assessment of the relationship between the hedged item and the hedging instrument, which shows that the hedge will be highly effective on an ongoing basis. This effectiveness testing is repeated periodically to ensure that the hedge has remained, and is expected to remain highly effective.

23 Financial instruments and risk management continued

Fair value estimation

The fair values of financial assets and liabilities with maturities of less than one year, other than derivatives, are assumed to approximate their book values. For other financial instruments which are measured at fair value in the balance sheet, the basis for fair values is described below.

Fair value hierarchy

The following table presents the Group's financial assets and liabilities that are measured at fair value in accordance with IFRS 13 classification hierarchy:

	2017				2016

	Level 1 £m	Level 2 £m	Level 3 £m	Total £m	Level 1 £m	Level 2 £m	Level 3 £m	Total £m

Assets at fair value

Available-for-sale investments (note 15)	91	–	16	107	15	–	43	58

Derivatives relating to

– interest rate swaps (note 16)	–	166	–	166	–	252	–	252

– cross-currency swaps (note 16)	–	450	–	450	–	540	–	540

– forward foreign currency contracts (note 16)	–	202	–	202	–	179	–	179

Assets at fair value	91	818	16	925	15	971	43	1,029

Liabilities at fair value

Derivatives relating to

– interest rate swaps (note 16)	–	91	–	91	–	104	–	104

– cross-currency swaps (note 16)	–	–	–	–	–	174	–	174

– forward foreign currency contracts (note 16)	–	143	–	143	–	390	–	390

Liabilities at fair value	–	234	–	234	–	668	–	668

Level 2 financial instruments are not traded in an active market, but the fair values are based on quoted market prices, broker/dealer quotations, or alternative pricing sources with reasonable levels of price transparency. The Group’s level 2 financial instruments include OTC derivatives.

23 Financial instruments and risk management continued

Netting arrangements of derivative financial instruments

The gross fair value of derivative financial instruments as presented in the Group balance sheet, together with the Group's rights of offset associated with recognised financial assets and recognised financial liabilities subject to enforceable master netting arrangements and similar agreements, is summarised as follows:

	2017			2016

	Amount presented in the Group balance sheet* £m	Related amounts not offset in the Group balance sheet £m	Net amount £m	Amount presented in the Group balance sheet* £m	Related amounts not offset in the Group balance sheet £m	Net amount £m

Financial Assets

– Derivative Financial Instruments (note 16)	818	(211)	607	971	(502)	469

Financial Liabilities

– Derivative Financial Instruments (note 16)	(234)	211	(23)	(668)	502	(166)

	584	–	584	303	–	303

*	No financial instruments have been offset in the Group balance sheet.

The Group is subject to master netting arrangements in force with financial counterparties with whom the Group trades derivatives.

The master netting arrangements determine the proceedings should either party default on their obligations.  In case of any event of default: the non-defaulting party will calculate the sum of the replacement cost of outstanding transactions and amounts owed to it by the defaulting party. If that sum exceeds the amounts owed to the defaulting party, the defaulting party will pay the balance to the non-defaulting party. If the sum is less than the amounts owed to the defaulting party, the non-defaulting party will pay the balance to the defaulting party.

BAT Annual Report and Form 20-F 2017	1